ALLIANCEBERNSTEIN MUNICIPAL INCOME PORTFOLIOS

-Insured National Portfolio

-Insured California Portfolio

Supplement dated September 24, 2008 to the Prospectus dated February 1, 2008, as supplemented August 6, 2008, of the AllianceBernstein Municipal Income Fund, Inc. (the “Fund”) offering Class A, Class B and Class C shares of the Insured National Portfolio (“Insured National”) and Insured California Portfolio (“Insured California”). Insured National and Insured California are each a “Portfolio.”

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Changes to Investment Policies

Insured National Portfolio and Insured California Portfolio

Recently, the Board of Directors (the “Directors”) of the Fund approved changes to certain investment policies of the Portfolios and the renaming of the Portfolios. The Directors approved elimination of the Portfolios’ policy to invest at least 80% of their net assets in insured securities. Consistent with this change in policy, the Directors approved a proposal to rename the Portfolios “National Portfolio II” and “California Portfolio II”, respectively. In light of recent credit declines and downgrades of insurers, the Fund’s adviser, AllianceBernstein L.P. (the “Adviser”) advised the Directors that it believed that most insured securities no longer offer a higher credit-quality investment than uninsured securities. In addition, the supply of insured municipal securities has declined leading to reduced availability of these securities. The Adviser concluded that it could provide better investment opportunities for the Portfolio’s shareholders through its own evaluation of the credit quality of municipal securities without being restricted to investments primarily in insured municipal securities.

The changes to the Portfolios’ name and non-fundamental policies do not require shareholder approval under the Investment Company Act of 1940, as amended. However, the Portfolios have adopted a policy to provide shareholders with at least 60 days’ notice prior to a change in their name and the related policy to invest at least 80% of its net assets in insured securities. The name and policy changes will not become effective until at least 60 days after the date of this Supplement and are currently expected to be effective on or about December 1, 2008.

The Directors also approved the elimination of the Portfolios’ non-fundamental policies relating to the ratings of insured securities, including that (i) no more than 25% of the Portfolios’ assets may be invested in securities covered by policies of insurers with a claims-paying ability rated below AA by Moody’s, S&P or Fitch and (ii) no insured security purchased by the Portfolios can be covered by a policy issued by an insurer with a claims-paying ability rated below A. The elimination of these policies is effective immediately. The Adviser advised the Directors that these restrictions might unduly limit the Portfolios’ investment opportunities in light of recent and possible future downgrades of certain insurance companies. The Portfolios will continue to invest predominantly in investment grade securities.

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Acquisition of Insured California Portfolio by California Portfolio

The Directors also approved, and recommended to shareholders for their approval, a proposal for Insured California Portfolio (the “Portfolio”) to be acquired by the Fund’s California Portfolio (“California Portfolio”), the Portfolio’s uninsured counterpart. Both Portfolios pursue the same investment objective and very similar investment policies. The Portfolio differs from California Portfolio in that it invests principally in insured securities. Subsequent to the change in its policy discussed above, there will be little difference between the Portfolios, except that the Portfolio invests principally in securities exempt from the federal alternative minimum tax (“AMT”) while California Portfolio may invest without limit in securities subject to the AMT. California Portfolio does not currently invest a significant amount of its assets in AMT-subject municipal securities (approximately 12%) and the Adviser does not anticipate a significant increase in these investments. In addition, the Adviser believes that the higher after-tax distribution yields generated by California Portfolio should offset the value to the Portfolio’s shareholders of investing in AMT-exempt municipal securities. Since California Portfolio is a substantially larger fund than the Portfolio, with a lower expense ratio, both before and after the Adviser’s current expense waiver, it is anticipated that the acquisition should result in a significantly lower expense ratio for the Portfolio’s shareholders.

If the Portfolio’s shareholders approve the acquisition, all of the Portfolio’s assets and liabilities will be transferred to California Portfolio, and shareholders of the Portfolio will receive shares of California Portfolio in exchange for their shares of the corresponding class.

The Portfolio will mail shareholders of record on or about October 31, 2008 information about the proposed acquisition of the Portfolio by California Portfolio and request them to vote on the proposal at a meeting of shareholders on December 12, 2008. If approved at the meeting, the acquisition is expected to occur early in 2009.

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This Supplement should be read in conjunction with the Prospectus for the Portfolios.

You should retain this Supplement with your Prospectus for future reference.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SUP-0116-0908

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